UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2024

Motorsport Games Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39868	86-1791356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5972 NE 4th Avenue Miami, FL	33137
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 507-8799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSGM	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On May 17, 2024, Motorsport Games Inc., a Delaware corporation (the “Company”), entered into a Settlement Agreement and License (the “Agreement”) with INDYCAR, LLC, an Indiana limited liability company (“INDYCAR”). The Agreement resolved any and all disputes between the Company and INDYCAR with respect to the termination of (i) the License Agreement, dated July 13, 2021, by and between INDYCAR and the Company with respect to INDYCAR SERIES racing series related gaming products (the “IndyCar Products License”) and (ii) the License Agreement, dated July 13, 2021, by and between INDYCAR and the Company with respect to INDYCAR SERIES racing series related esports events (the “IndyCar Events License,” together with the IndyCar Products License, the “Prior License Agreements”). As previously disclosed by the Company on its Current Report on Form 8-K filed on November 14, 2023, the Prior License Agreements were terminated effective as of November 8, 2023. Pursuant to the Agreement, subject to the satisfaction of the conditions to the effectiveness of the Agreement (as described below), the Company and INDYCAR agreed that the Company’s liabilities under the Prior License Agreements, including any and all royalties and/or any other sums or liabilities of any kind whatsoever were forgiven by INDYCAR and discharged in their entirety in consideration of the Company’s payment to INDYCAR of $250,000 on the date of the Agreement and $150,000 within 30 days following the date of execution of the Agreement. The Agreement becomes effective upon satisfaction of (i) the Company’s payment to INDYCAR of $250,000 on the date of the Agreement and (ii) the Company’s payment of $150,000 to INDYCAR within 30 days following the date of execution of the Agreement. Both $250,000 and $150,000 have been paid to INDYCAR by the Company and the Agreement is in effect as of the date of this Current Report on Form 8-K.

Further, as of the effective date of the Agreement, the Company granted to INDYCAR a royalty-free, perpetual, irrevocable, exclusive, transferable, and sublicensable, right and license throughout the world (the “License”) to use the licensed intellectual property described in the Agreement (the “Licensed Intellectual Property”) for the purpose of developing, marketing, distributing and selling esports series and esports events related to, themed as, or containing the INDYCAR SERIES racing series and/or motorsports and/or racing (including without limitation simulation style) video gaming products related to, themed as or containing the INDYCAR SERIES racing series, on current and future versions of consoles, PCs, smart TVs, mobile applications, gaming subscription services, cloud gaming, cloud streaming, handheld products and other new generation formats. In addition, the Company agreed to provide INDYCAR from the effective date of the Agreement to December 31, 2024, upon request by INDYCAR, with up to 50 hours free-of-charge consulting services to facilitate the transition of the INDYCAR series game development using the Licensed Intellectual Property to the software developer of INDYCAR’s choice.

The above description of the Agreement is intended as a summary only and is qualified in its entirety by the terms and conditions set forth therein. Copy of the Agreements is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As disclosed in the Company’s Current Report on Form 8-K filed by the Company on November 22, 2023, the Nasdaq Stock Market LLC (“Nasdaq”) notified the Company on November 17, 2023 that the Company was not in compliance with the minimum stockholders’ equity requirement of at least $2,500,000 for continued inclusion on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(1) (the “NCM Equity Rule”). In the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, the Company reported stockholders’ equity of $498,897, which was below the NCM Equity Rule’s stockholders’ equity threshold. Additionally, the Company did not meet either of the alternative Nasdaq continued listing standards under the Nasdaq Listing Rules, which include (i) a market value of listed securities of at least $35 million or (ii) net income of $500,000 from continuing operations in the most recently completed fiscal year or in two of the three most recently completed fiscal years.

As disclosed in the Company’s Current Report on Form 8-K filed by the Company on February 6, 2024 (the “February 8-K”), on February 5, 2024, Nasdaq notified the Company that, based on Nasdaq’s review of the Company and the materials submitted by the Company to Nasdaq, Nasdaq’s staff granted to the Company an extension to regain compliance with the NCM Equity Rule until May 15, 2024, subject to the Company’s regaining and evidencing compliance with the NCM Equity Rule by such date. The February 8-K disclosed that, in the event the Company did not regain and evidence compliance with the NCM Equity Rule by May 15, 2024, Nasdaq’s staff would provide written notification to the Company that its securities may be subject to delisting. Further, if the Company fails to evidence compliance upon filing its periodic report for June 30, 2024, with the SEC and Nasdaq the Company may be subject to delisting. At that time, the Company may appeal Nasdaq’s staff’s determination to a Listing Qualifications Panel. The February 8-K disclosed, without any assurances, that, to regain compliance with the NCM Equity Rule, the Company planned to negotiate and implement equity financing transactions and negotiate reductions of its licensing liabilities.

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To regain compliance with the NCM Equity Rule, the Company entered into the Agreement disclosed and summarized in Item 1.01 of this Current Report on Form 8-K. Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference. Pursuant to the Agreement, the Company’s liability to INDYCAR, LLC in the amount of approximately $2.9 million was settled for $400,000, which resulted in a gain of approximately $2.5 million, which in turn resulted in a $2.5 million increase to the Company’s stockholders’ equity. Accordingly, as of the date of this Current Report on Form 8-K, the Company believes that it has regained compliance with the stockholders’ equity requirement based upon the settlement with INDYCAR that resulted in a $2.5 million increase to the Company’s stockholders’ equity, as described and disclosed in Current Report on Form 8-K.

Nasdaq will continue to monitor the Company’s ongoing compliance with the NCM Equity Rule and, if at the time of its next periodic report the Company does not evidence compliance, it may be subject to delisting. In addition, if the Company fails to evidence compliance upon filing its periodic report for the June 30, 2024, the Company may be subject to delisting.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements other than those that are purely historical are forward-looking statements. Words such as “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “project,” and similar expressions also identify forward looking statements. Forward-looking statements include, but are not limited to statements concerning the Company’s future financial performance, whether the Company will maintain compliance with the NCM Equity Rule and/or whether the Company will be able to evidence compliance upon filing of its quarterly periodic report for period ending June 30, 2024. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside of the Company’s control and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to: (i) the Company’s ability to obtain equity financing arrangements or similar transactions; (ii) Nasdaq’s acceptance of evidence of compliance; or (iii) the Company’s ability to otherwise maintain compliance with any other continued listing requirement of The Nasdaq Capital Market. Additional information regarding risks and uncertainties associated with the Company’s business and a discussion of some of the factors that may cause actual results to differ materially from the results expressed or implied by such forward-looking statements can be found in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, its Quarterly Reports on Form 10-Q filed with the SEC during 2024, as well as in its subsequent filings with the SEC. These forward-looking statements are based on information as of the date hereof, and the Company assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1*	Settlement Agreement and License, dated as of May 17, 2024, between the Company and INDYCAR, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Portions of the exhibit, marked by brackets, have been omitted because the omitted information (i) is not material and (ii) is the type that the Company treats as private or confidential.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Motorsport Games Inc.

Date: May 23, 2024	By:	/s/ Stephen Hood
Stephen Hood
Chief Executive Officer and President

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EXHIBIT INDEX

Exhibit No.	Description

10.1*	Settlement Agreement and License, dated as of May 17, 2024, between the Company and INDYCAR, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Portions of the exhibit, marked by brackets, have been omitted because the omitted information (i) is not material and (ii) is the type that the Company treats as private or confidential.

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